CONSULTING AGREEMENT


          This Consulting Agreement (this "Agreement") is made and entered into in Salt Lake County, Utah, this 10th day of May, 2004, by and between Oak Ridge Micro-Energy, Inc. (the "Company"), a Colorado corporation, with offices at 3046 East Brighton Place, Salt Lake City, Utah 84121; and Water & Gold, Inc. (the "Consultant"), a New York corporation, with offices at 79 Rivington St., Suite 2D, New York, NY 10002.

                        R E C I T A L S:

          WHEREAS, the Company is a publicly traded corporation and is engaged in the business of developing, manufacturing, marketing and selling thin-film lithium batteries; and

          WHEREAS, the Consultant is an independent advisor experienced in providing corporate consulting services to publicly traded companies and privately held companies; and

          WHEREAS, the Company wishes to retain the services of the Consultant on the following terms and conditions:

          NOW THEREFORE, upon consideration duly paid, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties agree upon the following terms and conditions:

          1. Term of Engagement: The Company hereby retains Consultant's services for a term 15 months. In exchange for the "Consulting Services" (as that term is defined herein), the Consultant shall receive the "Retainer Compensation," described below. Consultant shall also be entitled to receive its reasonable travel and other expenses, if any, as requested and pre-approved by the Company.

          2. Consulting Services: Consultant shall provide the following consulting services (the "Consulting Services") to the Company, described in detail hereinafter: (A) Location and introduction to the Company of potential Executive Management and Development personnel; (B) Assistance in obtaining patent protection for the Company's products (the "Products"); (C) Location and introduction to the Company of potential sales personnel and marketing firms, and (D) Location and introduction to the Company of other business ventures (publicly and/or privately held) for the purpose of a potential merger and/or acquisition. The Consulting Services are described as follows:

               (A) Board of Directors and Management: Consultant shall locate candidates to fill vacancies in the Company's board of directors (the "Board") as well as vacancies in certain key management positions. The Consultant shall immediately begin mining through potential candidates with the proper credentials and corporate "fit" to fill said vacancies. Consultant shall submit resumes and its recommendations to the Company for each candidate it proposes. Consultant agrees to submit quarterly reports (the "Management Search Reports") of its progress in locating candidates for the Board and other management positions within the Company's organization.

               (B) Patent and IP Protection. The Company's core business plan and potential of the Company resides in its Products and its exclusive & licensed patent rights as well as its exclusive intellectual property surrounding the Products (referred to herein collectively as the "Intellectual Property"). Consultant agrees to locate the proper professionals to research and file the required filings to protect the Company's current Products; and to perform the research and development necessary to determine the viability of filing for patent protection on other products related to the Products or the Intellectual Property. Consultant agrees to submit a monthly report to the Company detailing its efforts in this regard (the "IP Report").

               (C) Market Development: Consultant shall use its best efforts and engage its numerous contacts and relationships to increase the Company's exposure and recognition, both within and outside its industry as well as the technical and business communities. Consultant shall use its best efforts to assist the Company and its management in gaining preeminence and recognition, both in the technical and the non-technical or general public communities in which it currently works and potentially may enter. The purpose of this market development is to enhance the Company's reputation and to generate sales and revenues for the Company. Some of the potential markets as of now either wholly ignored or severely under-represented in the Company's current marketplace presence are:

               (i) Governmental agencies, departments, bureaus and other organizations, on the federal, state and municipal level. Both the "Homeland Security" avenues, as well as non-security related uses including citizen on non-citizen national identification, visas, motor-vehicle and other state and federal licenses, certification labels, permits, etc. The obvious "Homeland Security" uses are of course enormous both in scale and in current public and governmental attention. Though the Company has current and future avenues into this market already in place or in the pipeline, the Consultant can increase the potential for the Company by an order of magnitude.

               (ii) Scientific governmental agencies, both domestic and
                    foreign, can be targeted for significant potentiality of market development. Among others, these fields and organizations might include; NASA, ESA (the European Space Agency), NOAA (the National Oceanic and Atmospheric Agency), USGS (the United States Geographic Survey), as well as many preeminent Universities, as well as other public and private scientific groups or organizations. The Consultant contends that the space exploration and general earth sciences represent two as of yet untapped areas of marketplace exposure.

              (iii) Nanotechnology--an emerging and anticipated market for the Company--has not been adequately addressed or approached. The fit between the Company's technological business model and the working parameters typical in most general nano-applications makes multiple symbioses relevant and commercially viable.

               (iv) Other items-the Consultant and the Company recognize
                    that items not specific to this document, may arise in the course of day to day operations, and performance of services by the Consultant in these areas shall not be unreasonably withheld.

          Consultant shall include a summary of its efforts in marketing the Company and the Products in the IP Report, submitted monthly to the Company by Consultant. Such report shall specific its efforts in creating market awareness of the Company and its Products and its efforts in marketing the Products and its resultant technology.

               (D) Acquisitions: Consultant shall also seek to locate and present to the Company, companies, technologies or opportunities for acquisition. Consultant shall include in the IP Report, its efforts in this area.

          3. Relationship of the Parties: At all times, Consultant shall be an independent contractor and shall have no right or authority to assume or create any obligations or responsibility, express or implied, on behalf of or in the name of the Company, unless specifically authorized in writing by the Company. No provision of this Agreement shall be construed to preclude the Consultant, or any officer, director, agent, assistant, affiliate or employee of the Consultant from engaging in any activity whatsoever, including, without limitation, receiving compensation for managing investments, or acting as an advisor, broker, or dealer, to or participant in any corporation, partnership, trust or other business entity or from receiving compensation or profit therefore.

          4. Liability: The Consultant (including any person or entity acting for or on behalf of the Consultant) shall not be liable for any mistakes of fact, errors of judgment, for losses sustained by the Company or any subsidiary or for any acts or omissions of any kind, unless caused by the gross negligence or intentional misconduct of the Consultant or any person or entity acting for or on behalf of the Consultant.

          5. Confidentiality: The parties acknowledge that each may receive valuable and confidential information about each other's business, business practices, customers, products, customer lists and other trade secret information, all of which is important and essential to each party's business (the "Confidential Information"). It is each party's policy to maintain as secret and confidential the Confidential Information heretofore or hereafter acquired, developed or used by each other in relation to their respective business, operations, employees and contracts that may give a competitive advantage in either party's industries. The parties recognize that, by reason of the relationship of the parties, the parties may acquire Confidential Information of the party. The parties recognize that all such Confidential Information is the property of the owning party. In consideration of the parties entering into this Agreement, the parties agree that:

               (A) They shall never, directly or indirectly, publicly disseminate or otherwise disclose any Confidential Information obtained during the term of this Agreement without the prior written consent of either party, it being understood that the obligation created by this subparagraph shall survive the termination of this Agreement;

               (B) At all times, the parties shall exercise all due and diligent precautions to protect the integrity of any of the other party's documents embodying Confidential Information (which shall be marked "Confidential" by the supplying party prior to delivery and, if not so marked, shall not be deemed to embody Confidential Information), and upon termination of this Agreement, each party shall return all such documents (and copies thereof) in its possession or control to the other party; and

               (C) In recognition of the foregoing, the parties represent, warrant and covenant that they will not in the future use or disclose any such Confidential Information for the benefit of any person or other entity or organization under any circumstances at any time.

               (D) The Consultant shall execute and deliver a Non-Disclosure Agreement of the Company attached hereto as Exhibit A.

          6. Mutual Indemnification: The parties and their present and future subsidiaries jointly and severally, agree to indemnify and hold harmless the each other and their present and future shareholders as well as its and their officers, directors, affiliates, associates, employees, attorneys and agents ("Indemnified Parties" or "Indemnified Party") against any loss, claim, damage, lawsuit, judgment, award, litigation, investigation or liability whatsoever (including reasonable attorneys' fees and expenses), to which such Indemnified Party may become subject as a result of performing any act (or omitting to perform any act) contemplated to be performed by the either party pursuant to this Agreement.

          7. Retainer Compensation: For the Consulting Services to be rendered in the future by Consultant, the Company agrees to issue and deliver Consultant 1,350,000 (One Million Three Hundred Fifty) shares (the "Stock Compensation") of its restricted common stock. The Stock Compensation shall be remitted to Consultant within thirty days from date of execution of this Agreement. Consultant represents and warrants that it has thoroughly reviewed and completely understands all reports/registration statements filed with the Securities and Exchange Commission by the Company that are contained in the Edgar Archives.

          8. Miscellaneous Provisions: The Company hereby represents and warrants to the Consultant as follows:

               (A) Authorization: This Agreement has been duly authorized, executed and delivered on behalf of the Company and is the valid and binding obligation of the Company (subject to reporting requirements described herein), enforceable in accordance with its terms, subject only to the effect, if any, of bankruptcy laws or similar laws relating to the insolvency of debtors and to principles of the equity and except as the Company's indemnification and/or contribution obligations under this Agreement may be limited under Federal or applicable state securities laws.

               (B) Compliance: The execution and delivery of, and the compliance with, this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not, with or without the giving of notice or the lapse of time, or both: (i) result in a material conflict with or breach of any of the material terms or provisions of, or constitute a default under, or result in the modification or termination of, or require consent under, or result in the creation or imposition of any lien, security interest, change or encumbrance upon any of the material properties or assets of the Company pursuant to the terms of, any agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, or (ii) violate the Company's articles of incorporation or by-laws or (iii) have any material effect on any material license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its properties or businesses.

               (C) Binding Agreement: This Agreement shall be binding upon the Company and the Consultant and their successors and assigns. In the event that any dispute between the Company and the Consultant should result in litigation or arbitration, the prevailing party in such dispute shall be entitled to recover from the other party all reasonable fees, costs and expenses of enforcing any right of the prevailing party, including without limitation, reasonable attorneys' fees and expenses, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorney fees and costs incurred in enforcing such judgment and an award of prejudgment interest from the date of the breach at the maximum rate allowed by law. For the purposes of this Section: Attorney fees shall include, without limitation, fees incurred in the following: (i) post judgment motions; (ii) contempt proceedings; (iii) garnishment, levy, and debtor and third party examinations; (iv) discovery; and (v) bankruptcy litigation and (b) prevailing party shall mean the party who is determined in the proceeding to have prevailed or who prevails by dismissal, default or otherwise.

               (D) Invalidity: If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever; (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held, invalid illegal or unenforceable.

               (E) Amendment: No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any other provisions hereof (whether or not similar) shall be binding unless executed in writing by both parties hereto nor shall such waiver constitute a continuing waiver. This Agreement may be executed in one or more counterparts, each counterpart shall for all purposes be deemed to be an original but all of which shall constitute one and the same Agreement.
A signed facsimile copy of this agreement shall have the same force and effect as an original.

               (F) Arbitration: The Parties agree that should any dispute arise in the administration of this Agreement, that the dispute shall be resolved through arbitration under the rules of the American Arbitration Association in Salt Lake County, State of Utah; and any litigation regarding this Agreement shall be resolved in Salt Lake County, State of Utah, only.

               (G) Entire Agreement: This Agreement contains the entire agreement between the parties with respect to the services to be provided to the Company by the Consultant and supersedes any and all prior understandings, agreement or correspondence between the parties.

               (H) Termination: This Agreement may be terminated by either party on 30 days written notice to the other.

               (I) Default: In the event of any default or action to enforce the terms and provisions hereof, the prevailing party shall be entitled to recover reasonable attorney's fees and cost incurred in that respect.


          IN WITNESS WHEREOF, the Company and the Consultant have caused this Agreement to be signed by their duly authorized representatives as of the day and year first above written.

Oak Ridge Micro-Energy, Inc                  Water & Gold Inc.


By: /s/ Mark Meriwether                      By: /s/ Andrew Goodell
    ------------------------                     ------------------------
     Mark Meriwether                               Andrew Goodell
     President                                     President